                                                                   Exhibit 10.13

                            THIRD AMENDMENT TO LEASE

      THIS THIRD AMENDMENT OF LEASE (the "AGREEMENT") made effective July 1, 1999 between NEW BOSTON LAMBERTON LIMITED PARTNERSHIP, with a principal place of business at One Longfellow Place, Suite 3612, Boston, Massachusetts 02114 ("LANDLORD") and SS&C TECHNOLOGIES, INC. ("TENANT").


      WHEREAS, Landlord is the owner of a building located at 80 Lamberton Road (the "BUILDING") situated on a parcel of land in Windsor, Connecticut (collectively the "PROPERTY");


      WHEREAS, Monarch Life Insurance Company, Landlord's predecessor-in-interest and Tenant entered into a certain lease for space on the first and second floors of the Building dated September 23, 1997 (the "ORIGINAL LEASE"), as expanded and amended by a certain First Amendment to Lease dated November 18, 1997, and as further amended by a certain "SECOND AMENDMENT OF LEASE" dated April, 1999 which included among other provisions, the expansion of the leased premises to include 7,300 square feet of space known as the "HIGHBAY II SPACE" (the leases, as amended, hereinafter collectively referred to as the "LEASE");


      WHEREAS, Tenant desires to further expand the leased premises and the Highbay II Space to include an additional 150 square feet (the "EXPANSION SPACE");


      WHEREAS, Landlord and Tenant desire to clarify and amend certain terms in the Lease as required pertaining to the required re-measurement of the Highbay II Space; and


      NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual promises hereinafter set forth, Landlord and Tenant agree to amend the Lease, effective as of the date above, as follows:

      1. Tenant shall pay rent from August 1, 1999 through December 31, 1999 for the Highbay II Space pursuant to Section 4 of the Second Amendment to Lease, based upon 6,862 square feet of space at a rate of $13.25 per square foot, or $7,576.79 monthly.

      2. Effective as of July 1, 1999 and throughout the remainder of the term of the Lease, "Lessee's Proportionate Share" for the purposes of Section 5(a) of the Second Amendment to Lease and Section 5 of the Original Lease shall be forty-six and seventy-nine one hundredths percent (46.79%).

      3. Effective as of January 1, 2000, the Highbay II Space shall include the Expansion Space and shall total 7,012 square feet of space.

      4. Effective as of the January 1, 2000, Tenant shall pay the following Annual Minimum Rent for the Highbay II Space:


     PERIOD          RENT PER SQ. FT.   MONTHLY RENT
     ------          ----------------   ------------
1/l/00-12/31/02          $13.25          $7,742.42
1/1/03 -1/14/08          $14.00          $8,180.67

      5. Effective as of January 1, 2000, the Premises, pursuant to Section 2 of the Original Lease, shall total 73,457 square feet of space, an approximation of which is shown as cross-hatched on the attached EXHIBIT A.

      6. Except as modified herein, all other terms and conditions of the Lease, as previously amended, will remain in full force and effect.


                                        LANDLORD:

                                        NEW BOSTON LAMBERTON LIMITED PARTNERSHIP


                                        BY: NEW BOSTON FUND IV, INC.
                                            Its General Partner


/s/ illegible                           By: /s/ Jerome L. Rappaport, Jr.
---------------------                       ------------------------------------
Witness                                 Jerome L. Rappaport, Jr.
                                        Its President


                                        TENANT:


                                        SS&C TECHNOLOGIES, INC.


/s/ illegible                           By: /s/ Anthony R. Guarascio
---------------------                       ------------------------------------
Witness                                 Anthony R. Guarascio
                                        Its Senior Vice President, Finance and
                                        Chief Financial Officer


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